UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 328-0100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 20, 2020, Caesars Entertainment, Inc., a Delaware corporation (the “Company” or “New Caesars”), formerly known as Eldorado Resorts, Inc., a Nevada corporation (“Eldorado”), completed its acquisition of Caesars Entertainment Corporation, a Delaware corporation (“Former Caesars”), with Former Caesars continuing as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).

The executive decision maker of the Company reviews operating results, assesses performance and makes decisions on a “significant market” basis. Management views each of the Company’s casinos as an operating segment. Operating segments are aggregated based on their similar economic characteristics, types of customers, types of services and products provided, and their management and reporting structure. Prior to the completion of the Merger, the Company’s principal operating activities occurred in five geographic regions and reportable segments. Following the closing of the Merger, the Company’s principal operating activities occur in three geographic regions and reportable segments, in addition to its Corporate and other activities. The reportable segments are based on the similar characteristics of the operating segments within the regions in which they operate.

The following tables set forth Eldorado’s and Former Caesar’s unaudited consolidated historical net revenues, net income (loss) and Adjusted EBITDA (defined below) as previously reported for the fiscal quarters ended March 31, June 30, September 30 and December 31, 2019 and the fiscal quarters ended March 31 and June 30, 2020. Such information has been prepared by the Company to reflect Eldorado’s and Former Caesar’s unaudited consolidated historical net revenues, net income (loss) and Adjusted EBITDA for such quarterly periods.

Tables below with the heading “Combined Eldorado and Former Caesars” present the non-GAAP combined financial information of the Company and Former Caesars for periods prior to the Merger. Additionally, tables with the heading “Combined Eldorado and Former Caesars” present non-GAAP information that excludes the historical results of the following properties which the Company divested prior to the Merger, which together are referred to as the “Divestitures.” Adjustments to operating metrics below are made following the disposal of a property; therefore, such adjustments may not agree to previously reported schedules as new properties are included in the divestiture group. Excluded results are for:

•	Presque Isle Downs & Casino (“Presque”) for the period of January 1, 2019 through January 11, 2019;

•	Lady Luck Casino Nemacolin (“Nemacolin”) for the period of January 1, 2019 through March 8, 2019;

•	Mountaineer Casino, Racetrack & Resort (“Mountaineer”) for the period of January 1, 2019 through December 6, 2019;

•	Isle Casino Cape Girardeau (“Cape Girardeau”) for the period of January 1, 2019 through December 6, 2019; and

•	Lady Luck Casino Caruthersville (“Caruthersville”) for the period of January 1, 2019 through December 6, 2019.

These non-GAAP adjustments are provided in order to present the historical operations of the reporting units which will continue to operate as part of the combined company. In addition, the operating results of Former Caesars have been adjusted to conform to New Caesars’ methodology of allocating certain corporate expenses between segments.

Such non-GAAP information is based on unaudited internal financial statements and has not been reviewed by the Company’s auditors. Such presentation does not conform with accounting principles generally accepted in the United States (“GAAP”) or the Securities and Exchange Commission rules for proforma presentation; however, we believe that the additional financial information will be helpful to users in comparing current results with results of prior periods. The properties identified as Divestitures may change. This non-GAAP data should not be considered as a substitute for data prepared in accordance with GAAP, but should be viewed in addition to the results of operations reported by the Company.

Adjusted EBITDA, a non-GAAP financial measure, has been presented as a supplemental disclosure because it is a widely used measure of performance and basis for valuation of companies in our industry and we believe that this non-GAAP supplemental information will be helpful in understanding our ongoing operating results. Management has historically used Adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items is necessary to provide a full understanding of our core operating results and as a means to evaluate period-to-period results. Adjusted EBITDA represents net income (loss) before interest expense, (benefit) provision for income taxes, unrealized (gain) loss on investments and marketable securities, depreciation and amortization, stock-based compensation, impairment charges, transaction expenses, severance expense, selling costs associated with the divestitures of properties, equity in income (loss) of unconsolidated affiliates, (gain) loss on the sale or disposal of property and equipment, (gain) loss related to divestitures, professional and consulting services, sign-on and retention bonuses, business optimization expenses and transformation expenses, litigation awards and settlements, losses on inventory associated with properties temporarily closed as a result of the COVID-19 public health emergency, changes in the fair value of certain derivatives, contract exit or termination costs, and regulatory settlements. Adjusted EBITDA also excludes the expense associated with certain of our leases as these transactions were accounted for as financing obligations and the associated expense is included in interest expense. Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP, is unaudited and should not be considered an alternative to, or more meaningful than, net income (loss) as an indicator of our operating performance. Uses of cash flows that are not reflected in Adjusted EBITDA include capital expenditures, interest payments, income taxes, debt principal repayments, payments under our GLPI Master Lease and Former Caesars’ leases with VICI and certain regulatory gaming assessments, which can be significant. As a result, Adjusted EBITDA should not be considered as a measure of our liquidity. Other companies that provide EBITDA information may calculate EBITDA differently than we do. The definition of Adjusted EBITDA may not be the same as the definitions used in any of our debt agreements.

Summary - Eldorado

The following table summarizes net revenues, net income (loss) and Adjusted EBITDA of Eldorado for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Net Revenues	$636	$637	$663	$592	$473	$127
Net Income (Loss)	38	19	37	(13)	(176)	(100)
Adjusted EBITDA	167	178	197	155	103	(11)

Excluding Divestitures:
Net Revenues	$573	$581	$607	$553	$473	$127
Net Income (Loss)	31	11	29	(21)	(176)	(100)
Adjusted EBITDA	154	164	184	147	103	(11)

Summary - Former Caesars

The following table summarizes net revenues, net income (loss) and Adjusted EBITDA of Former Caesars for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020(a)
Net Revenues	$2,115	$2,222	$2,236	$2,169	$1,828	$357
Net Income (Loss)	(218)	(315)	(360)	(305)	188	(1,077)
Adjusted EBITDA	562	631	635	583	299	(125)

(a)

As a result of the Merger, Former Caesars is no longer required to report quarterly results for the three months ended June 30, 2020. These amounts were derived from Former Caesars’ unaudited accounting records which have not been reviewed by the Company’s auditors.

Summary - Combined Eldorado and Former Caesars

The following table summarizes net revenues, net income (loss) and Adjusted EBITDA on a combined basis for Eldorado and Former Caesars for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Net Revenues	$2,751	$2,859	$2,899	$2,761	$2,301	$484
Net Income (Loss)	(180)	(296)	(323)	(318)	12	(1,177)
Adjusted EBITDA	729	809	832	738	402	(136)

Excluding Divestitures:
Net Revenues	$2,688	$2,803	$2,843	$2,722	$2,301	$484
Net Income (Loss)	(187)	(304)	(331)	(326)	12	(1,177)
Adjusted EBITDA	716	795	819	730	402	(136)

Net Revenue - Eldorado

The following table summarizes Eldorado’s net revenues by segment for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Regional	$634	$635	$661	$590	$471	$125
Corporate and Other	2	2	2	2	2	2

Total	$636	$637	$663	$592	$473	$127

Divestitures:
Regional	$63	$56	$56	$39	$—	$—

Total (excl. Divestitures)	$573	$581	$607	$553	$473	$127

Net Revenue - Former Caesars

The following table summarizes Former Caesars’ net revenues by segment for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020(a)
Las Vegas	$955	$1,002	$973	$989	$822	$109
Regional	1,010	1,064	1,119	1,032	874	186
Managed, International, CIE	146	153	141	146	127	57
Corporate and Other	4	3	3	2	5	5

Total	$2,115	$2,222	$2,236	$2,169	$1,828	$357

(a)

As a result of the Merger, Former Caesars is no longer required to report quarterly results for the three months ended June 30, 2020. These amounts were derived from Former Caesars’ unaudited accounting records which have not been reviewed by the Company’s auditors.

Net Revenue - Combined Eldorado and Former Caesars

The following table summarizes net revenues by segment on a combined basis for Eldorado and Former Caesars for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Las Vegas	$955	$1,002	$973	$989	$822	$109
Regional	1,644	1,699	1,780	1,622	1,345	311
Managed, International, CIE	146	153	141	146	127	57
Corporate and Other	6	5	5	4	7	7

Total	$2,751	$2,859	$2,899	$2,761	$2,301	$484

Divestitures:
Regional	$63	$56	$56	$39	$—	$—

Total (excl. Divestitures)	$2,688	$2,803	$2,843	$2,722	$2,301	$484

Net Income (Loss) - Eldorado

The following table summarizes Eldorado’s net income (loss) by segment for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Regional	$71	$75	$88	$40	$(120)	$(73)
Corporate and Other	(33)	(56)	(51)	(53)	(56)	(27)

Total	$38	$19	$37	$(13)	$(176)	$(100)

Divestitures:
Regional	$7	$8	$8	$8	$—	$—

Total (excl. Divestitures)	$31	$11	$29	$(21)	$(176)	$(100)

Net Income (Loss) - Former Caesars

The following table summarizes Former Caesars’ net income (loss) by segment for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020(a)
Las Vegas	$143	$184	$(237)	$139	$2	$(250)
Regional	(27)	17	49	(85)	(213)	(326)
Managed, International, CIE	12	(33)	5	5	(13)	(11)
Corporate and Other	(346)	(483)	(177)	(364)	412	(490)

Total	$(218)	$(315)	$(360)	$(305)	$188	$(1,077)

(a)

As a result of the Merger, Former Caesars is no longer required to report quarterly results for the three months ended June 30, 2020. These amounts were derived from Former Caesars’ unaudited accounting records which have not been reviewed by the Company’s auditors.

Net Income (Loss) - Combined Eldorado and Former Caesars

The following table summarizes net income (loss) by segment on a combined basis for Eldorado and Former Caesars for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Las Vegas	$143	$184	$(237)	$139	$2	$(250)
Regional	44	92	137	(45)	(333)	(399)
Managed, International, CIE	12	(33)	5	5	(13)	(11)
Corporate and Other	(379)	(539)	(228)	(417)	356	(517)

Total	$(180)	$(296)	$(323)	$(318)	$12	$(1,177)

Divestitures:
Regional	$7	$8	$8	$8	$—	$—

Total (excl. Divestitures)	$(187)	$(304)	$(331)	$(326)	$12	$(1,177)

Adjusted EBITDA - Eldorado

The following table summarizes Eldorado’s Adjusted EBITDA by segment for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Regional	$177	$187	$205	$163	$111	$(3)
Corporate and Other	(10)	(9)	(8)	(8)	(8)	(8)

Total	$167	$178	$197	$155	$103	$(11)

Divestitures:
Regional	$13	$14	$13	$8	$—	$—

Total (excl. Divestitures)	$154	$164	$184	$147	$103	$(11)

Adjusted EBITDA - Former Caesars

The following table summarizes Former Caesars’ Adjusted EBITDA by segment for the periods presented (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020(a)
Las Vegas	$360	$389	$356	$363	$217	$(44)
Regional	233	270	303	247	115	(40)
Managed, International, CIE	17	23	14	20	(1)	(1)
Corporate and Other	(48)	(51)	(38)	(47)	(32)	(40)

Total	$562	$631	$635	$583	$299	$(125)

(a)

As a result of the Merger, Former Caesars is no longer required to report quarterly results for the three months ended June 30, 2020. These amounts were derived from Former Caesars’ unaudited accounting records which have not been reviewed by the Company’s auditors.

Adjusted EBITDA - Combined Eldorado and Former Caesars

The following table summarizes Adjusted EBITDA by segment on a combined basis for Eldorado and Former Caesars for the periods presented (unaudited), which includes adjustments described that have been made to conform to New Caesars’ methodology of allocating certain corporate expenses between segments:

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Las Vegas(a)	$366	$395	$361	$368	$221	$(40)
Regional(a)	426	471	520	422	239	(34)
Managed, International, CIE(a)	19	24	16	22	1	—
Corporate and Other(a)	(82)	(81)	(65)	(74)	(59)	(62)

Total	$729	$809	$832	$738	$402	$(136)

Divestitures:
Regional	$13	$14	$13	$8	$—	$—

Total (excl. Divestitures)	$716	$795	$819	$730	$402	$(136)

(a)

We have reclassified certain corporate overhead costs which were historically charged to properties within our segments to the Corporate and Other segment. These costs primarily include centralized marketing expenses, redundant executive and management payroll and benefits expenses, centralized contract labor expenses, and corporate rent expenses.

Adjusted EBITDA Reconciliation - Former Caesars

The following table summarizes Adjusted EBITDA for Former Caesars for the periods presented, in addition to reconciling net income (loss) attributable to Former Caesars to Adjusted EBITDA (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020(a)
Net income (loss) attributable to Former Caesars	$(217)	$(315)	$(359)	$(304)	$189	$(1,074)
Net loss attributable to noncontrolling interests	(1)	—	(1)	(1)	(1)	(3)
Income tax (benefit) provision	(29)	(60)	(22)	(30)	54	(227)
Other (income) loss	138	301	(27)	175	(641)	528
Interest expense	349	343	341	337	333	344
Depreciation and amortization	247	241	255	278	256	250
Impairment of goodwill	—	—	—	27	—	—
Impairment of tangible and other intangible assets	—	50	380	11	65	—
Other operating costs	29	24	33	50	21	29
Stock-based compensation expense	21	22	19	26	10	13
Other items	25	25	16	14	13	15

Adjusted EBITDA	$562	$631	$635	$583	$299	$(125)

(a)

As a result of the Merger, Former Caesars is no longer required to report quarterly results for the three months ended June 30, 2020. These amounts were derived from Former Caesars’ unaudited accounting records which have not been reviewed by the Company’s auditors.

Adjusted EBITDA Reconciliation - Combined Eldorado and Former Caesars

The following table summarizes Adjusted EBITDA on a combined basis for Eldorado and Former Caesars for the periods presented, in addition to reconciling net income (loss) to Adjusted EBITDA (unaudited):

	Three Months Ended
(In millions)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Net income (loss)	$38	$19	$37	$(13)	$(176)	$(100)
Former Caesars Adjusted EBITDA, pre-acquisition(a)	562	631	635	583	299	(125)
Income tax (benefit) provision	10	10	18	6	(37)	(34)
Unrealized (gain) loss on investments	2	1	(3)	(8)	24	(13)
Loss on retirement of debt, net	—	—	1	6	—	—
Interest expense, net	74	71	71	69	66	68
Depreciation and amortization	58	57	53	55	51	49
Impairment of goodwill	—	—	—	—	100	—
Impairment of tangible and other intangible assets	—	—	—	—	61	—
Transaction expense	2	7	12	63	9	13
Stock-based compensation expense	5	7	4	4	6	4
Other items	(22)	6	4	(27)	(1)	2

Adjusted EBITDA	$729	$809	$832	$738	$402	$(136)

Divestitures:
Adjusted EBITDA - Divestitures	$13	$14	$13	$8	$—	$—

Combined Adjusted EBITDA	$716	$795	$819	$730	$402	$(136)

(a)

Former Caesars Adjusted EBITDA, pre-acquisition was derived from historical financial information. In addition, the operating results of Former Caesars were adjusted to conform to New Caesars’ methodology of allocating certain corporate expenses between segments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020	CAESARS ENTERTAINMENT, INC.

	By:	/s/ Thomas R. Reeg
Chief Executive Officer